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                  MERRILL LYNCH OHIO MUNICIPAL BOND FUND OF
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                      SUPPLEMENT DATED MARCH 12, 1996 TO
                      PROSPECTUS DATED NOVEMBER 21, 1995

     The third paragraph under "Management of the Trust -- Management and Advisory Arrangements", which provides the name and biography of the portfolio manager of the Fund, is revised as follows:

     William Michael Petty became the Portfolio Manager of the Fund in 1996. He has been a Vice President of MLAM since 1993, an Assistant Vice President of MLAM from 1992 to 1993 and a municipal bond broker with J.J. Kenny Municipal Bond Brokers from 1990 to 1992.

Code #16154-1195ALL